UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2015

SHINER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33960	98-0507398
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

19/F, Didu Building, Pearl River Plaza,
No. 2 North Longkun Road
Haikou, Hainan Province, 570125
People's Republic of China
(Address of Principal Executive Offices)

(+86) 898 6858 1104)
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant's Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On January 12, 2015, the audit committee of the Board of Directors of Shiner International, Inc. (the "Company"), approved the dismissal of Goldman Kurland and Mohidin, LLP ("GKM") as the Company's independent auditor, effective immediately.

GKM served as the Company's independent auditor for the year ended December 31, 2008 through the year ended December 31, 2013. GKM's report on the Company's financial statements as of and for such years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2008 through 2013, and through GKM's dismissal on January 12, 2015, there were (1) no disagreements with GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GKM, would have caused GKM to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished GKM with a copy of this disclosure on April 9, 2015, providing it with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from GKM, dated April 9, 2015 is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss GKM as the Company's independent auditor, the Board of Directors of the Company elected to appoint MJF & Associates, APC ("MJF") as the Company's independent auditor.

During the years ended December 31, 2008 through 2013 and through the date hereof, neither the Company nor anyone acting on its behalf consulted MJF with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that MJF concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
No.
16.1	Letter from Goldman Kurland and Mohidin, LLP, regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shiner International, Inc.

Dated: April 14, 2015	By: /s/ Qingtao Xing
Name: Qingtao Xing
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
No.
16.1	Letter from Goldman Kurland and Mohidin, LLP, regarding change in certifying accountant